INCOME TAXES (Significant Components of Deferred Tax Assets)(Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
INCOME TAXES [Abstract]
Israel net operating loss carry-forwards	$ 19	[1]	$ 1,571	[1]
Temporary differences relating to reserve and allowances	151		489
Total net deferred tax asset before valuation allowance	170		2,060
Valuation allowance
Net deferred tax asset	$ 170		$ 2,060

[1]	Deferred taxes were calculated based on effective tax rates.